UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 13, 2006

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive offices, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Registrant issued a Press Release on April 13, 2006, reporting preliminary financial comments for the fiscal third quarter ended March 31, 2006, and announcing an audio webcast to be held on May 8, 2006. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01 – Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release dated April 13, 2006 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LightPath Technologies, Inc.
(Registrant)

Date: April 13, 2006

/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	LightPath announces Fiscal 2006 Third Quarter Comments